EXECUTION COPY

AMENDMENT NO. 1 dated as of December 14, 2007 (this “Amendment”), to the Credit Agreement dated as of November 15, 2007, among Novamerican Steel Inc. (formerly known as Symmetry Holdings Inc.), a Delaware corporation (“Parent”), Novamerican Steel Finco Inc., Novamerican Steel Canada Inc. (formerly known as Novamerican Steel Inc.), a Canadian corporation (“Canadian Borrower”) the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent, and CIT Business Credit Canada Inc. and The CIT Group/Business Credit, Inc., as Syndication Agents (the “Credit Agreement”)

WHEREAS, on November 15, 2007, Parent completed the acquisition of Novamerican Steel Inc., a Canadian corporation (“Novamerican”), pursuant to an Arrangement Agreement among Symmetry, 632422 N.B. Ltd. and Novamerican made June 21, 2007, as amended.

WHEREAS, in connection therewith, Novamerican effected amalgamations with certain of its subsidiaries, with the Canadian Borrower being the resulting company thereof.

WHEREAS, Parent has informed the Agents and the Lenders that it desires to change its fiscal year-end to the last Saturday in November in order to have the same fiscal year-end as Novamerican.

WHEREAS, Section 6.13 of the Credit Agreement restricts Parent from changing its fiscal year-end from December 31.

WHEREAS, Parent has requested that the Lenders amend Section 6.13 of the Credit Agreement to permit Parent to change its fiscal year-end to the last Saturday of November.

WHEREAS, the definitions of Consolidated EBITDA and Consolidated Fixed Charges contain references to quarterly periods based on a December 31 fiscal year-end.

WHEREAS, Parent has requested that the Lenders amend the definitions of Consolidated EBITDA and Consolidated Fixed Charges to reference the appropriate quarterly periods for the new fiscal year-end.

WHEREAS, on December 5, 2007, Parent changed its legal name from “Symmetry Holdings Inc.” to “Novamerican Steel Inc.”

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Defined Terms. Each capitalized term used and not defined herein shall have the meaning assigned to it in the Credit Agreement.

SECTION 2.    Amendments. (a) The Credit Agreement is hereby amended to change each reference to “Symmetry” to be a reference to “Parent”.

(b)       Section 1.01 of the Credit Agreement is hereby amended by replacing the second sentence of the definition of “Consolidated EBITDA” in its entirety with the following:

“Notwithstanding the foregoing, Consolidated EBITDA for the quarters ended November 26, 2006, February 24, 2007, May 26, 2007 and August 25, 2007 shall be US$24,316,000, US$11,042,000, US$17,052,000 and US$15,023,000, respectively.”

(c)       Section 1.01 of the Credit Agreement is hereby amended by replacing the second sentence of the definition of “Consolidated Fixed Charges” in its entirety with the following:

“Notwithstanding the foregoing, Consolidated Fixed Charges for the quarters ended November 26, 2006, February 24, 2007, May 26, 2007 and August 25, 2007 shall be US$28,472,000, US$10,896,000, US$15,344,000 and US$14,034,000, respectively.”

(d)       Section 6.13 of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

“SECTION 6.13. Fiscal Year. Parent will not change its fiscal year-end to any date other than December 31; provided, however, that Parent may change its fiscal year to end on the last Saturday of November in order to conform to the fiscal year-end of Novamerican (and, in the case of such change, Parent will not change its fiscal year-end to any other date).”

SECTION 3.    Effectiveness. This Amendment shall become effective on the first date on which the Administrative Agent shall have received counterparts hereof duly executed and delivered by Parent and the Required Lenders.

SECTION 4.    No Amendments or Other Waivers; Confirmation. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Lenders or the Issuing Banks under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This

Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document.

(b)       On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Credit Agreement as modified hereby.

SECTION 5.    Governing Law; Counterparts. (a) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)       This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and all such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 6.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

NOVAMERICAN STEEL INC.
by:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Chief Executive Officer

NOVAMERICAN STEEL FINCO INC.
by:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: President and Treasurer

NOVAMERICAN STEEL CANADA INC.
by:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: President

JPMORGAN CHASE BANK, N.A.,
by:	/s/ Neil R. Boylan
Name: Neil R. Boylan Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1

DATED AS OF DECEMBER 14, 2007

UNDER THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 15, 2007, OF

NOVAMERICAN STEEL INC.

Name of Institution:	The CIT Group/Business Credit, Inc.

by:
/s/ Mark J. Long
Name: Mark J. Long Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1

DATED AS OF DECEMBER 14, 2007

UNDER THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 15, 2007, OF

NOVAMERICAN STEEL INC.

Name of Institution:	CIT BUSINESS CREDIT CANADA INC.

by:
/s/ Nick Bassi
Name: Nick Bassi Title: Vice President

For any Lender that requires a second signature line:

by:
/s/ Donald Rogers
Name: Donald Rogers Title: Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1

DATED AS OF DECEMBER 14, 2007

UNDER THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 15, 2007, OF

NOVAMERICAN STEEL INC.

Name of Institution:	The Bank of Nova Scotia

by:
/s/ Michel Sirois
Name: Michel Sirois Title: Senior Credit Solutions Manager

For any Lender that requires a second signature line:

by:

Name: Title:

SIGNATURE PAGE TO

AMENDMENT NO. 1

DATED AS OF DECEMBER 14, 2007

UNDER THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 15, 2007, OF

NOVAMERICAN STEEL INC.

Name of Institution:	General Electric Capital Corp.

by:
/s/ Bond Harberts
Name: Bond Harberts Title: Duly Authorized Signatory

For any Lender that requires a second signature line:

by:

Name: Title:

SIGNATURE PAGE TO

AMENDMENT NO. 1

DATED AS OF DECEMBER 14, 2007

UNDER THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 15, 2007, OF

NOVAMERICAN STEEL INC.

Name of Institution:	BANK OF AMERICA, NA

by:
/s/ Gregory Kress
Name: Gregory Kress Title: Senior Vice President

For any Lender that requires a second signature line:

by:

Name: Title:

SIGNATURE PAGE TO

AMENDMENT NO. 1

DATED AS OF DECEMBER 14, 2007

UNDER THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 15, 2007, OF

NOVAMERICAN STEEL INC.

Name of Institution:	Wells Fargo Foothill, LLC

by:
/s/ Mark Bradford
Name: Mark Bradford Title: Vice President

For any Lender that requires a second signature line:

by:

Name: Title:

SIGNATURE PAGE TO

AMENDMENT NO. 1

DATED AS OF DECEMBER 14, 2007

UNDER THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 15, 2007, OF

NOVAMERICAN STEEL INC.

Name of Institution:	Wells Fargo Foothill Canada ULC

by:
/s/ Mark Bradford
Name: Mark Bradford Title: Vice President

For any Lender that requires a second signature line:

by:

Name: Title:

SIGNATURE PAGE TO

AMENDMENT NO. 1

DATED AS OF DECEMBER 14, 2007

UNDER THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 15, 2007, OF

NOVAMERICAN STEEL INC.

Name of Institution:	Wachovia Capital Finance (New England)

by:
/s/ John Hussa
Name: John Hussa Title: Managing Director

For any Lender that requires a second signature line:

by:

Name: Title:

SIGNATURE PAGE TO

AMENDMENT NO. 1

DATED AS OF DECEMBER 14, 2007

UNDER THE CREDIT AGREEMENT

DATED AS OF NOVEMBER 15, 2007, OF

NOVAMERICAN STEEL INC.

Name of Institution:	Fifth Third Bank

by:
/s/ Andrew P. Arton
Name: Andrew P. Arton Title: Vice President

For any Lender that requires a second signature line:

by:

Name: Title: